Exhibit 99.1

NEW T-MOBILE SLT ANNOUNCEMENT

To: All Employees

From: John Legere and Mike Sievert

Subject: A Message from John Legere and Mike Sievert—Announcing New T-Mobile’s SLT!

Team,

We’ve spent the last two years working to close our transaction with Sprint to create the New T-Mobile. Along the way, many of you have been working to keep our business strong and to get integration plans underway so we can hit the ground running once this deal finally closes. Every day, we get one step closer to making New T-Mobile a reality and we can’t wait to get started changing the game – AGAIN! We are so excited to see this team supercharge our Un-carrier strategy, build a 5G network unlike anything the world has ever seen, and create jobs and career growth opportunities for so many of our employees.

So, if we sound a little fired up about our future together… it’s because we are!

To create this future, we need to bring together the BEST of BOTH T-Mobile and Sprint – the best of our people and cultures. We also need to think differently about how we operate as a much larger company, without leaving behind the fast-paced entrepreneurial style that got us here.

As a company with the revenue profile of a Fortune 40 (by the way, wow!) – we will need to ensure our business is focused on long term value creation. We have a winning strategy today that has delivered incredible results over the last 7 years, but as we think about the New T-Mobile, we have to ensure our organization is set up to operate with distinct lines of businesses and functions in order to help us achieve scale. This will require our leaders to invest even more time and energy on strategy and forward-looking topics to grow and compete in new ways. The New T-Mobile will need to deliver on even bigger cross-functional initiatives while pursuing businesses outside of core smartphone offerings. We will need to be a company with a growth mindset, but still have a cost-conscious culture, and while all of this will be a difficult balance, we are confident that we have chosen the right leadership team to get it done.

To build the New T-Mobile, we have chosen a team of amazing executives – a solid, integrated team with deep industry experience, an unwavering passion for customers and the willingness to battle and win in wireless and beyond! Together, we will need to build a culture that supports our respective missions—taking the good from both T-Mobile and Sprint.

It is with that mindset that today, we are naming the executives who will serve as members of the New T-Mobile Senior Leadership Team (SLT), after the transaction closes and our companies come together. This team will lead the way as we build this future together! These changes will be effective as of the closing of the transaction, also known as “Day Zero” of The New T-Mobile.

NEW T-MOBILE SLT ANNOUNCEMENT

First, let’s discuss Finance and Technology, who focus on our business from left to right. We’re starting here because quite simply, New T-Mobile’s aspirations are centered on our ability to deliver on our financials and to build the world’s best 5G Network:

Finance:

Braxton Carter will continue to serve as our Executive Vice President and Chief Financial Officer as a CEO direct report. Braxton joined MetroPCS in 2001, where he also held the CFO role, and joined T-Mobile in 2013, upon closing the MetroPCS merger. The T-Mobile team knows Braxton as the Magenta Cowboy—a financial wizard who has helped us build a company that has translated our customer growth over the last 7 years into strong financial performance. Braxton’s leadership will be instrumental in our effort to continue T-Mobile’s record of financial discipline and success as New T-Mobile.

Susan Loosmore will serve as our new Executive Vice President, Financial Planning & Analysis, reporting to Braxton. Susan has more than 23 years of wireless industry experience and has been with T-Mobile for over a decade, having served in several finance-related positions, including her most recent role as Senior Vice President of Financial Planning & Analysis. Susan knows the nuts and bolts of the business better than anyone and has helped T-Mobile exceed our financial and operational goals at every step. Please join us in congratulating Susan on her promotion!

Technology:

Neville Ray will continue to serve as our President of Technology, as a CEO direct report. Neville joined T-Mobile 20 years ago, in April 2000, and has been plotting the future of our network ever since! He is the man responsible for building our 4G LTE network from the ground up, going from ZERO POPs of LTE at the beginning of 2013 to 327 million today. Neville and team also delivered America’s first, largest and only nationwide 5G network. Neville is a respected industry icon (Thankfully, he’s OUR industry icon!). He and his team will lead our network and technology agenda into the 5G era!

Abdul Saad will serve as our Executive Vice President and Chief Technology Officer, reporting into Neville. Abdul joined T-Mobile over 19 years ago and has been the strategic mastermind behind the innovation and growth of our network. Abdul’s expanded role as a member of SLT is well-timed as we prepare to embark on our future as the New T-Mobile and continue to lead the industry with nationwide 5G. Please join us in congratulating Abdul on his recent promotion!

NEW T-MOBILE SLT ANNOUNCEMENT

John Saw will serve as our new Executive Vice President of Advanced and Emerging Technologies, reporting to Neville. John joined Clearwire in 2003 as the second employee, long before Sprint’s acquisition of Clearwire in 2013. As Sprint’s network leader, he transformed Sprint’s network performance and drove the 5G ecosystem for the critical mid-band 2.5GHz spectrum. John’s network expertise and vision will help lead the New T-Mobile into the 5G era and beyond as we determine our future technology product and services roadmap.

Cody Sanford will serve as our Executive Vice President and Chief Information and Product Officer, reporting to Neville. Cody started his career at T-Mobile over 20 years ago holding a variety of leadership roles including roles in retail sales, engineering operations and technology. He helped spearhead the integration for the successful MetroPCS merger. As Chief Product Officer, Cody will lead enterprise-wide coordination of product management and product development, recognizing that this software development happens in multiple groups across the company. Cody and team will continue to lead our IT systems while driving our transformation into a product-focused company that continuously brings customer experience-obsessed products to life.

Second, let’s discuss our “Lines of Business” for New T-Mobile. Our operating model will surround three lines of business, who will pursue their respective market opportunities collaboratively with our corporate functional groups:

Consumer Markets:

Jon Freier will continue to serve as Executive Vice President of Consumer Markets, reporting to Mike. Jon has been with us for over 24 years and has served in a number of leadership roles. Most recently as our EVP of Retail Sales, Jon has successfully driven our retail transformation and geographic expansion efforts, to help us deliver on our amazing magenta growth over the last 7 years! He and his team will drive the Consumer Markets business plan, leading consumer sales, distribution, and overall operations, with responsibility for revenue and customer growth, and contribution margin, from these businesses as we execute our “Quarterly Game Plan” (QGP) each quarter.

T-Mobile for Business (TFB) and Wholesale:

Mike Katz will continue to serve as Executive Vice President of T-Mobile for Business leading our TFB and wholesale businesses as a direct report to Mike. With over 20 years under his belt at T-Mobile—from roles in frontline to corporate strategy, marketing and distribution—Mike will continue to help us redefine the future of wireless in businesses and organizations across the country. As we execute our QGP each quarter, Mike and his team will have responsibility for customer and revenue growth, and contribution margin, from these essential businesses. In addition, Mike and team will focus, along with our Marketing and Products groups, on the strategies, products, and solutions required to ensure our ongoing long-term success for TFB and Wholesale.

NEW T-MOBILE SLT ANNOUNCEMENT

Emerging Products:

Dow Draper will serve as our new Executive Vice President of Emerging Products, reporting to Mike. Dow joined Sprint in 2009 serving in a number of roles, including Chief Commercial Officer, responsible for commercial strategy, including marketing and sales for the Sprint, Boost Mobile and Virgin Mobile brands. Dow will lead our group focused on market opportunities beyond the core smartphone business model we all know—leading New T-Mobile’s expansion into home broadband video, and certain IoT technologies, while also developing new business models for the company in the digital and advertising arenas, among other spaces.

Third, here are our SLT leaders who will run our big Corporate Functions, who provide essential partnership and leadership alongside all of our business units and who support all of our employees and customers, left to right, across the company:

Corporate Functional Leaders:

Matt Staneff will continue to serve as our Executive Vice President and Chief Marketing Officer, reporting to Mike. Matt has been with T-Mobile for over 17 years and has held several leadership positions in his time with the company and has become famous for his strategic thinking with a deep knowledge of the wireless industry. Matt’s team is responsible for everything from brand strategy and insights, to digital experiences and marketing, to media, commercial planning, sponsorships, events, offers, promos, core device lifecycle management and supply chain, as well as customer acquisition and management. Matt and his team are on a mission to make T-Mobile the most loved brand in America and we’re excited to have him at our marketing helm!

Callie Field will continue to serve as Executive Vice President of Customer Care, and as our de facto Chief Customer Advocate, reporting to Mike. Callie’s T-Mobile career started in 2002 as a sales rep at a mall kiosk – and she hasn’t looked back since! She’s served in several leadership roles – including running large retail organizations – before joining our Care team. It was Callie and her team that devised and introduced Team of Experts, a radical customer care model that has helped to make T-Mobile the most loved brand in wireless. Nobody brings more passion and energy to supporting and loving our customers than Callie and her team of magenta heroes. She will be responsible for bringing the T-Mobile and Sprint Care organizations together with the goal of not only being the best in wireless, but across all industries!

Janice Kapner will serve as our Executive Vice President and Chief Communications Officer, reporting directly to the CEO. Janice has been with the company since 2014 and been a member of the SLT since she arrived. As the voice of T-Mobile’s story, Janice has built a world-class communications function that is famous for speed, agility, creativity and punching way above its weight class. She and her team employ an innovative mix of traditional and cutting edge strategies to proactively and reactively shape and share the Un-carrier narrative every day through: public relations, earned media, social media, employee communications, frontline support, financial communications, regulatory support, and corporate responsibility programs and executive thought leadership work – and tell the world about everything we do! Janice will help us shape and tell the story of the New T-Mobile in fresh and exciting ways!

NEW T-MOBILE SLT ANNOUNCEMENT

Deeanne King will serve as our new Executive Vice President and Chief Human Resources Officer, as a CEO direct report. Deeanne has been with Sprint for over 30 years (!!!), with big leadership roles in multiple functions—and she will play a critical role in retaining and attracting new talent, as well as developing and supporting the differentiated culture of the New T-Mobile. At our company, our culture is what separates us from the rest of the pack—it’s what allows us to support our customers in our own, unique way. We’re excited to have Deeanne lead the charge in HR for the New T-Mobile!

As Deeanne steps into lead our HR function, we want to especially thank Derek Potter for stepping in and serving as T-Mobile’s acting HR lead over the last few months. Derek has been a fantastic addition to our SLT. It was great to see him emerge so successfully as a broader leader! Derek will now continue in his ongoing role as SVP, Total Rewards & Employee Experience. Thank you, Derek!

Peter Ewens will continue to serve as Executive Vice President of Corporate Strategy and Development, reporting to the CEO. Peter joined T-Mobile in 2008 and leads the company’s corporate strategy, strategic partnerships, new business development, roaming, and M&A activities. Peter and his team were the BIG BRAINS behind the development of the entire business model and plan for New T-Mobile, and they are at the center of every big strategic decision at our company. Peter and his team will play a key role in ensuring our long-term success as we transition into the New T-Mobile and move towards a 5G future.

Dave Miller will continue to serve as Executive Vice President, General Counsel and Secretary, as a CEO direct report. He will continue to oversee all of our legal and government affairs. Dave just celebrated his 25th anniversary (wow!) at T-Mobile, having started his career at Western Wireless. Dave has been integral to our success as the Un-carrier and has spent the last two years leading the regulatory process for the transaction in order to get this deal across the finish line – all of that on top of his day job! Congratulations and thank you, Dave. We look forward to your continued leadership of New T-Mobile.

Finally, our company will be measured first and foremost on our ability to deliver on our network strategy while simultaneously pursuing an ambitious growth agenda. Quite simply, we have to have the right plans to seek to continue to out-grow our peers over the next few years, and we have to unlock the potential of massive scale by achieving our synergy and transformation targets. Let’s look at the leaders who will work closely with the CEO and the rest of the SLT as we focus on these outcomes:

NEW T-MOBILE SLT ANNOUNCEMENT

Nestor Cano will serve as our new Executive Vice President of Integration and Transformation, and Strategic Advisor to the CEO. Nestor joined Sprint in 2017 as Chief Operating Officer and has been instrumental in delivering operational excellence, driving further expense reductions, and strengthening systems and processes across the business, all while serving as an indispensable partner in our continued efforts to close the merger. In his new role at T-Mobile, Nestor and his team will work very closely with Mike and the rest of the SLT as we drive our change agenda across the New T-Mobile as we work to exceed our transformation goals.

Sunit Patel will continue to lead our integration planning efforts until we close the transaction. As our pre-merger integration program is brought to a successful conclusion with the completion of the merger, Sunit will be stepping away from T-Mobile. Sunit joined the company in 2018 to lead our integration planning after coming from CenturyLink, where he was CFO. His extensive background in large scale strategic transactions has been very valuable, and he has made incredibly important contributions to our integration plans and our post-closing playbook. So, please join us in saying Thank You and wishing Sunit well!

Jeremy Malasky will serve as Senior Vice President of Corporate Services and Mike’s new Chief of Staff, where he will be responsible for our Corporate Services functions and lead the Office of the CEO when Mike takes that position. In the role he will guide our business office to deliver on the priorities of the SLT. First joining T-Mobile’s Corporate Strategy & Analytics team four years ago from McKinsey & Co., he has quickly proven to be an astute strategist and well-rounded business leader. In this new capacity, he will work with the rest of the SLT to set our multi-year growth agenda, while ensuring our growth plans are integrated across the various facets of the New T-Mobile.

This is exactly the right team to supercharge our Un-carrier strategy and bring more competition, lower prices, and more innovation to consumers like never before! Our future SLT represents the best of the best — and we are going to be absolutely UNSTOPPABLE!

Best,

John Legere CEO T-Mobile USA	Mike Sievert President | COO T-Mobile USA

NEW T-MOBILE SLT ANNOUNCEMENT

Important Additional Information

In connection with the proposed transaction, T-Mobile US, Inc. (“T-Mobile”) has filed a registration statement on Form S-4 (File No. 333-226435), which was declared effective by the U. S. Securities and Exchange Commission (the “SEC”) on October 29, 2018, and which contains a joint consent solicitation statement of T-Mobile and Sprint Corporation (“Sprint”), that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www. t-mobile. com, or at the SEC’s website, at www. sec. gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc. , Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www. sprint. com, or at the SEC’s website, at www. sec. gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U. S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the proposed transaction between T-Mobile and Sprint. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to,

NEW T-MOBILE SLT ANNOUNCEMENT

statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction, or the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions, including the antitrust litigation brought by the attorneys general of certain states and the District of Columbia; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the proposed transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in the Form S-4, as well as in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www. sec. gov and www. t-mobile. com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.